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                                        Exhibit B: FORM N-CSR CERTIFICATION

          I, Timothy Ashburn, certify that:

          1. I have reviewed this report on Form N-CSR of the Auxier Focus Fund;

          2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

          3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



          Date: 3/3/2003               /s/  Timothy Ashburn
                                       Timothy Ashburn, President

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                                        Exhibit B: FORM N-CSR CERTIFICATION

          I, Thomas Napurano, certify that:

          1. I have reviewed this report on Form N-CSR of the Auxier Focus Fund;

          2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

          3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



          Date:  3/3/2003                /s/         Thomas  Napurano
                                  Thomas  Napurano,  Chief  Financial Officer

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                                        Exhibit B: FORM N-CSR CERTIFICATION

          I, Timothy Ashburn, certify that:

          1. I have reviewed this report on Form N-CSR of the Jumper Strategic Advantage Fund;

          2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

          3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



          Date: 3/3/2003                   /s/     Timothy Ashburn
                                              Timothy Ashburn, President
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                                        Exhibit B: FORM N-CSR CERTIFICATION

          I, Thomas Napurano, certify that:

          1. I have reviewed this report on Form N-CSR of the Jumper Strategic Advantage Fund;

          2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

          3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



          Date:  3/3/2003                  /s/      Thomas  Napurano
                                 Thomas  Napurano,  Chief  Financial Officer

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                                        Exhibit B: FORM N-CSR CERTIFICATION

          I, Timothy Ashburn, certify that:

          1. I have reviewed this report on Form N-CSR of the IMS Capital Value Fund;

          2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

          3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



          Date: 3/3/2003                   /s/     Timothy Ashburn
                                                 Timothy Ashburn, President
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                                        Exhibit B: FORM N-CSR CERTIFICATION

          I, Thomas Napurano, certify that:

          1. I have reviewed this report on Form N-CSR of the IMS Capital Value Fund;

          2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

          3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



          Date:  3/3/2003                 /s/        Thomas  Napurano
                                  Thomas  Napurano,  Chief  Financial Officer
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                                        Exhibit B: FORM N-CSR CERTIFICATION

          I, Timothy Ashburn, certify that:

          1. I have reviewed this report on Form N-CSR of the IMS Strategic Allocation Fund;

          2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

          3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



          Date: 3/3/2003               /s/          Timothy Ashburn
                                                Timothy Ashburn, President

                                        Exhibit B: FORM N-CSR CERTIFICATION

          I, Thomas Napurano, certify that:

          1. I have reviewed this report on Form N-CSR of the IMS Strategic Allocation Fund;

          2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

          3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



          Date:  3/3/2003               /s/         Thomas  Napurano
                                     Thomas  Napurano,  Chief  Financial Officer

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